 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
____________________

Date of report (Date of earliest event reported): October 12, 2023

Amyris, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34885	55-0856151
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5885 Hollis Street, Suite 100,	Emeryville,	CA	94608
(Address of Principal Executive Offices)			(Zip Code)

(510)	450-0761
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

  Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	AMRSQ	N/A*
* On September 8, 2023, Nasdaq filed a Form 25 with the Securities and Exchange Commission (the “SEC”) to delist our common stock from the Nasdaq Stock Market LLC. The delisting became effective on September 18, 2023. The deregistration of the ordinary shares under section 12(b) of the Securities Exchange Act of 1934 (the “Exchange Act”) will be effective 90 days, or such shorter period as the SEC may determine, after the filing date of the Form 25, at which point the ordinary shares will be deemed registered under Section 12(g) of the Exchange Act. Our common stock currently trades on the OTC Pink Marketplace maintained by the OTC Markets Group, Inc. under the symbol “AMRSQ.”

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

As previously reported, on August 9, 2023, Amyris, Inc. (the “Company”) and certain of its direct and indirect subsidiaries (collectively, the “Company Parties” or the “Debtors”) filed voluntary petitions for relief under Chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”), thereby commencing Chapter 11 cases for the Company Parties (the “Chapter 11 Cases”). The Company Parties continue to operate their business as “debtors in possession” under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Bankruptcy Court.

Item 1.01	Entry into a Material Definitive Agreement.
Plan Support Agreement

On October 12, 2023 (the “Execution Date”), the Debtors entered into that certain Plan Support Agreement (together with all exhibits and schedules thereto, the “PSA”), with certain of the Debtors’ secured creditors, including Foris Ventures LLC (“Foris Ventures”) and Euagore LLC, Anesma Group, LLC, Anjo Ventures, LLC, Perrara Ventures, LLC and Muirisc, LLC, each affiliates of Foris Ventures (collectively, the “Consenting Parties”). The PSA, together with a term sheet attached as an exhibit to, and incorporated into, the PSA (the “Term Sheet”), provide the framework for a plan of reorganization consistent with the terms and provisions of the Term Sheet (the “Plan”).

The PSA contains certain covenants applicable to the Consenting Parties, including, among other things, that the Consenting Parties shall: (i) vote in favor of the Plan and take all steps reasonably necessary and desirable to support, facilitate, implement, consummate or otherwise give effect to the Restructuring Transactions (as defined in the PSA) in accordance with the PSA; (ii) to the extent any legal or structural impediment arises that would prevent, hinder, or delay the consummation of the Restructuring Transactions, take all steps reasonably necessary to address such impediment; (iii) use commercially reasonable efforts to oppose the efforts of any person seeking to object to, delay, impede, or take any other action to interfere with the acceptance, implementation, or consummation of the Restructuring Transactions; (iv) use commercially reasonable efforts to cooperate with and assist the Debtors in obtaining additional support for the Restructuring Transactions from the Debtors’ other stakeholders; (v) use commercially reasonable efforts and provide assistance as may be reasonably required by the Debtors to obtain any third-party approvals, including regulatory approvals, required for the consummation of the Restructuring Transactions; and (vi) negotiate in good faith and use commercially reasonable efforts to execute and implement the Definitive Documents (as defined in the PSA) to which it is required to be a party.

The PSA contains certain covenants applicable to the Company, including, among other things, that the Company shall: (i) support and take all steps reasonably necessary and desirable to support, facilitate, implement, consummate or otherwise give effect to the Restructuring Transactions in accordance with the PSA; (ii) to the extent any legal or structural impediment arises that would prevent, hinder, or delay the consummation of the Restructuring Transactions, take all steps reasonably necessary to address such impediment; (iii) consider in good faith all reasonable actions necessary or reasonably requested by the Consenting Parties to facilitate the solicitation, confirmation (if applicable), and consummation of the Restructuring Transactions; (iv) use commercially reasonable efforts to oppose and object to the efforts of any person seeking to object to, delay, impede, or take any other action to interfere with the acceptance, implementation, or consummation of the Restructuring Transactions; (v) timely file a formal objection to any motion filed with the Bankruptcy Court by a third party challenging the validity, enforceability, perfection, or priority of, or seeking avoidance, disallowance or subordination of, any portion of the Foris Prepetition Claims (as defined in the PSA), or the liens securing such claims; (vi) use commercially reasonable efforts, and provide such assistance as may be reasonably required by the Consenting Parties, to obtain any and all third party approvals for the Restructuring Transactions; (vii) negotiate in good faith and use commercially reasonable efforts to execute and deliver the Definitive Documents and any other required agreements to effectuate and consummate the Restructuring Transactions as contemplated by the PSA; (viii) use commercially reasonable efforts to seek additional support for the Restructuring Transactions from their other material stakeholders to the extent reasonably prudent; (ix) provide counsel to the Consenting Parties with Definitive Documents that the Company intends to file with the Bankruptcy Court within a certain time; and (x) inform counsel to the Consenting Parties as soon as reasonably practicable and in any event within a certain time after the Company (a) becomes aware of receipt of any notice or other correspondence from a third party asserting its consent is required to implement the Restructuring Transactions and (b) makes any definitive determination, after consulting with counsel, (1) that taking any action, or refraining from taking any action, with respect to the Restructuring Transactions would be inconsistent with applicable law or its fiduciary obligations under applicable law or, (2) in the exercise of its fiduciary duties, to pursue an Alternative Restructuring Proposal (as defined in the PSA).

The Term Sheet provides that the consummation of the Restructuring Transactions through confirmation of the Plan is subject to the satisfaction of certain conditions in order for the Plan to be confirmed by the Bankruptcy Court and become effective. These conditions include, among other things, that: (i) certain named parties and creditor classes execute joinders to the PSA and vote to accept the Plan, (ii) the sale of the Company’s consumer brands businesses (the “Consumer Brand Businesses”) generates net cash proceeds in an amount acceptable to the DIP Lenders (as defined in the PSA) and the Foris Prepetition Secured Lenders (as defined in the PSA), (iii) certain other claims are determined by the Bankruptcy Court to be in an amount acceptable to the DIP Lenders and the Foris Prepetition Secured Lenders, and (iv) the Company negotiates modifications to the lease for its headquarters on terms acceptable to the DIP Lenders and the Foris Prepetition Secured Lenders.

Subject to the satisfaction of these conditions, the Term Sheet contemplates certain restructuring transactions pursuant to the Plan, including (i) satisfaction and discharge of the Company’s liabilities as provided for in the Plan, (ii) a reorganization of the Debtors’ remaining business and assets into a privately held company (referred to as “Reorganized Amyris”), and (iii) the cancellation of all of the outstanding equity of the Company, including all of its outstanding shares of common stock.

The proceeds from the sale of the Consumer Brand Businesses will be distributed in accordance with the following waterfall, subject to confirmation of the Plan:

(1)With respect to the first $250 million of net cash proceeds, (i) the payment of accrued and unpaid administrative expenses, (ii) $100 million to on account of claims of the DIP Lenders and the Foris Prepetition Secured Lenders, (iii) (a) $17.25 million to the holders of the Company’s 1.50% Convertible Senior Notes due 2026 (the “Convertible Note Holders”) (if the Convertible Note Holders approve the Plan) and (b) $8 million to the holder of general unsecured claims of the Company (the “General Creditors”) (if the General Creditors approve the Plan) on a pro rata basis, and (iv) the remainder to the DIP Lenders and the Foris Prepetition Secured Lenders.

(2)With respect to the next $100 million of net cash proceeds, (i) $5 million to the General Creditors and $17.25 million to the Convertible Note Holders on a pro rata basis (if they approve the Plan) and (ii) the remainder to the DIP Lenders and the Foris Prepetition Secured Lenders.

(3)With respect to net cash proceeds in excess of $350 million until the DIP Lenders and the Foris Prepetition Secured Lenders have received an aggregate of $340 million (the “Foris Third Tranche Cap”), on a pro rata basis of: (i) 9% to the General Creditors, (ii) 31% to the Convertible Note Holders and (iii) 60% to the DIP Lenders and the Foris Prepetition Secured Lenders.

(4)With respect to net cash proceeds after reaching the Foris Third Tranche Cap, on a pro rata basis of: (i) 22.5% to the General Creditors and 77.5% to the Convertible Note Holders.

Further, any non-cash net proceeds will be distributed based on the following percentages, at such time as such non-cash net proceeds are realized in cash, subject to approval of the Plan: (i) 75% to Reorganized Amyris; (ii) 20% to the Convertible Notes Holders and (iii) 5% to the General Creditors.

Additionally, the Term Sheet contemplates that the DIP Lenders and the Foris Prepetition Secured Lenders will provide an exit credit facility, currently expected to be up to $100 million, to Reorganized Amyris and will receive 100% of the equity interests in Reorganized Amyris upon the effective date of the Plan. The Convertible Note Holders will also receive up to $34.5 million in new notes of Reorganized Amyris, subject to approval of the Plan by the Convertible Note Holders.

The PSA further provides that the Debtors will achieve certain milestones (unless extended or waived in writing), including:

(i)On the execution date of the PSA, the Debtors will file the PSA, the Plan, the Disclosure Statement (the “Disclosure Statement”), Solicitation Materials (as defined in the PSA), and a motion seeking entry by the Bankruptcy Court of an order approving the Disclosure Plan (the “Disclosure Statement Order”);

(ii)by no later than November 21, 2023, the Bankruptcy Court will have entered the Disclosure Statement Order;

(iii)by no later than January 17, 2024, the Bankruptcy Court will have entered an order confirming the Plan; and

(iv)by no later than January 31, 2024, the effective date of the Plan will have occurred.

The PSA also includes a “fiduciary out” provision that makes clear, to the extent set forth in the PSA, that the Debtors are not required to take any action or to refrain from taking any action with respect to the PSA to the extent taking or failing to take such action would be inconsistent with applicable law or the fiduciary obligations of the Debtors’ boards of directors (or similar governing body) under applicable law.

A copy of the PSA is attached hereto as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein. The foregoing description of the PSA is only a summary, does not purport to be complete, and is qualified in its entirety by reference to the PSA.

DIP Credit Agreement Amendment

On October 12, 2023, the Company, Amyris Clean Beauty, Inc., and Aprinnova, LLC (collectively, the “Borrowers”), and certain other subsidiaries of the Company (the “Guarantors”) entered into an amendment (the “Amendment No. 4”) to that certain Senior Secured Super Priority Debtor In Possession Loan Agreement (the “DIP Credit Agreement”), dated as of August 9, 2023 (as amended, restated, supplemented or otherwise modified from time to time), by and among the Borrowers, Guarantors, each lender from time to time party to the DIP Credit Agreement and Euagore, LLC, an affiliate of Foris Ventures, in its capacity as administrative agent (the “Administrative Agent”). Pursuant to Amendment No. 4, the parties agreed, among other matters, to extend the Plan Effective Date from no later than December 29, 2023 to no later than January 31, 2024. Capitalized terms used herein that are not otherwise defined herein shall have the meanings given to them in the Amendment No. 4.

The foregoing does not purport to be complete and is qualified in its entirety by reference to the Amendment No. 4 that is filed hereto as Exhibit 10.2 and is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.
Plan and Disclosure Statement

In connection with the PSA, on October 12, 2023 the Debtors filed the Plan and the Disclosure Statement, which describe a variety of topics related to the Chapter 11 Cases, including (i) events leading to the Chapter 11 Cases; (ii) significant events that took place during the Chapter 11 Cases; (iii) certain terms of the Plan; and (iv) certain anticipated risk factors associated with, and anticipated consequences of, the Plan, and requested a hearing on November 21, 2023, at which time the Bankruptcy Court will determine if the Disclosure Statement contains “adequate information” for interested parties in the Chapter 11 Cases to determine whether it is in their best interests to support the Plan.

The foregoing does not purport to be complete and is qualified in its entirety by reference of the Plan and Disclosure Statement, as well as other court filings and information about the Chapter 11 Cases, are available electronically at https://cases.stretto.com/Amyris. Documents and other information available on such website are not part of this Form 8-K and shall not be deemed incorporated by reference in this Form 8-K. The Company has included the website address in this Form 8-K as an inactive textual reference only.

Information contained in the Plan and the Disclosure Statement is subject to change, whether as a result of amendments or supplements to the Plan or Disclosure Statement, third-party actions, or otherwise, and should not be relied upon by any party. The documents and other information available via website or elsewhere are not part of this Current Report on Form 8-K and shall not be deemed incorporated herein.

The information contained in this 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall they be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Cautionary Statements Regarding Trading in the Company’s Securities

The Company’s securityholders are cautioned that trading in the Company’s common stock (the “Common Stock”) during the pendency of the Chapter 11 Cases is highly speculative and poses substantial risks. Trading prices for the Company’s Common Stock may bear little or no relationship to the actual recovery, if any, by holders thereof in the Company’s Chapter 11 Cases. Accordingly, the Company urges extreme caution with respect to existing and future investments in its Common Stock.

Cautionary Statements Regarding Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. The words “anticipates,” “believes,” “estimates,” “expects,” “intends,” “may,” “plans,” “projects,” “will,” “would” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Forward-looking statements contained in this Current Report on Form 8-K include, but are not limited to, statements regarding the process and potential outcomes of the Company’s Chapter 11 Cases. These statements are based on management’s current expectations, and actual results and future events may differ materially due to risks and uncertainties, including, without limitation, risks inherent in the bankruptcy process, including the outcome of the Chapter 11 Cases; the Company’s financial projections and cost estimates; the Company’s ability to raise additional funds during the Chapter 11 Cases; the Company’s ability to sell any of its assets; the impact of the Chapter 11 Cases on the listing of the Company’s Common Stock on the Nasdaq Stock Market; and the effect of the Chapter 11 Cases on the Company’s business prospects, financial results and business operations. The Company may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements, and you should not place undue reliance on our forward-looking statements. These and other factors that may affect the Company’s future business prospects, results and operations are identified and described in more detail in the Company’s filings with the U.S. Securities and Exchange Commission (the “SEC”), including the Company’s most recent Annual Report filed on Form 10-K and the subsequently filed Quarterly Report(s) on Form 10-Q. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this Form 8-K. Except as required by applicable law, the Company does not intend to update any of the forward-looking statements to conform these statements to actual results, later events or circumstances or to reflect the occurrence of unanticipated events.

Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Description
10.1	Plan Support Agreement, dated as of October 12, 2023, by and among the Debtors and Consenting Parties
10.2	Amendment No. 4, dated as of October 12, 2023, to Senior Secured Super Priority Debtor In Possession Loan Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMYRIS, INC.

Date: October 13, 2023	By:	/s/ Han Kieftenbeld
Han Kieftenbeld
Interim Chief Executive Officer and Chief Financial Officer